EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE
21	EARNINGS PER SHARE

	Year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Numerator:
Net income attributable to China Nepstar Chain Drugstore Ltd. ordinary shareholders	139,976	16,508	35,933

Denominator:
Basic weighted average number of ordinary shares	208,215,802	209,550,935	206,127,305
Dilutive effect of outstanding share options and non-vested shares	2,440,018	855,625	250,377

Dilutive weighted average number of ordinary shares	210,655,820	210,406,560	206,377,682

Basic earnings per ordinary share:	0.67	0.08	0.17

Diluted earnings per ordinary share	0.66	0.08	0.17

In the calculation of diluted earnings per share, the Company excluded 800,000, 800,000 and 200,000 potential ordinary shares issuable upon exercise of employee share options for the year ended December 31, 2009, 2010 and 2011, respectively, as their effect would be anti-dilutive.